                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                  FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 18, 1998


                      COLORADO GAMING & ENTERTAINMENT CO.
            ------------------------------------------------------
            (Exact Name of Registrant as specified in its charter)


         Colorado                       0-28068                  84-1242693
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission file number)       (IRS Employer
     of incorporation)                                       Identification No.)


    12596 West Bayaud Avenue, Suite 450, Lakewood, CO               80228
    ------------------------------------------------------------------------
       (Address of principal executive offices)                   (ZIP Code)


                                (303) 716-5600
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

    (a) Information required by Item 304(a)(1) of Regulation S-K.

          i) Arthur Andersen LLP was dismissed as the Registrant's independent accountant effective as of the close of business on December 18, 1998.

         ii) The reports of Arthur Andersen LLP on the consolidated financial statements of the Registrant for the years ended December 31, 1996 and 1997 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

        iii) The decision to change accountants was unanimously approved by the Registrant's Board of Directors.

         iv) In connection with its audits for the two most recent fiscal years and through December 18, 1998, there were no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements of the Registrant for such period.

          v) During the Registrant's two most recent fiscal years and through December 18, 1998, there were no ""reportable events,'' as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

    (b) Information required by Item 304(a)(2) of Regulation S-K.

    The Registrant engaged Ernst & Young LLP as its new independent accountants as of December 18, 1998. During the two most recent fiscal years and through December 18, 1998, the Registrant has not consulted with Ernst & Young LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or
(ii) any matter that was either the subject matter of a disagreement or a reportable event (as described in Item 304(a)(1) of Regulation S-K).

    (c) Information required by Item 304(a)(3) of Regulation S-K.

    The Registrant has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in Item 4(a) above and, if not, stating the respects in which it does not agree. A copy of such letter, dated
December 18, 1998, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c) Exhibits

    Exhibit 16.1 Letter of Arthur Andersen LLP regarding change of certifying accountant.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COLORADO GAMING & ENTERTAINMENT CO.
                                           (Registrant)


DATED:  December 18, 1998              By: /s/ Alan L. Mayer
                                          ------------------------------------
                                       Name: Alan L. Mayer
                                       Title: Senior Vice President, Secretary